Exhibit 10.5

AMENDMENT NO. 1 TO

TERMINATION AGREEMENT

B E T W E E N:

BRIAN LUKIAN
of the City of Toronto
in the Province of Ontario

(hereinafter referred to as “Lukian”)

- and -

ENHANCE SKIN PRODUCTS INC.
a corporation incorporated pursuant to the
laws of the State of Nevada

(hereinafter referred to as the “Corporation”)

made effective January 30, 2014 (the “Effective Date”)

WHEREAS the Corporation and Lukian are parties to a Termination Agreement made effective March 5, 2013 (the “Termination Agreement”);

AND WHEREAS the parties hereto wish to amend the terms and conditions of the Termination Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1.	All capitalized terms in this Agreement, unless herein defined, shall have the meaning ascribed to them in the Termination Agreement.

2.
The Convertible Debt shall be converted into four million eighty three thousand and seventy two (4,083,072) common shares of the Corporation’s stock and the Corporation shall within fifteen (15) business days of the Effective Date instruct its transfer agent to issue such shares to Lukian.

3.
The Unpaid Expenses shall be converted into two hundred sixty seven thousand one hundred and twenty five (267,125) common shares of the Corporation’s stock and the Corporation shall within fifteen (15) business days of the Effective Date instruct its transfer agent to issue such shares to Lukian.

4.
All shares to be issued to Lukian under this Agreement (the “Shares”) have not been, and will not be, registered under the Securities Act of 1933 (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act.  Lukian understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Lukian must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Lukian acknowledges that the Corporation has no obligation to register or qualify the Shares.  Lukian further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares.

5.
Lukian understands that the Shares may bear one or all of the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

6.
Except for the obligations set out in this Agreement, Lukian hereby releases and forever discharges the Corporation and its, employees, officers, directors, successors and assigns of and from all actions, causes of action, damages, claims and demands whatsoever, which Lukian had, now has or which Lukian hereafter can, shall or may have for any reason whatsoever, including but not limited to all actions, causes of action, damages claims and demands arising out of any indebtedness, liabilities or obligations owing by the Corporation to Lukian.

7.
Except for the obligations set out in this Agreement, the Corporation hereby releases and forever discharges Lukian and his successors and assigns of and from all actions, causes of action, damages, claims and demands whatsoever, which the Corporation had, now has or which the Corporation hereafter can, shall or may have for any reason whatsoever, including but not limited to all actions, causes of action, damages claims and demands arising out of the services provided by Lukian leading to any indebtedness, liabilities or obligations owing by the Corporation to Lukian.

8.
This Agreement and all of the rights and obligations arising herefrom shall be interpreted and applied in accordance with the laws of the State of Nevada and the courts of the State of Nevada shall have exclusive jurisdiction to determine all disputes relating to the Agreement and all of the rights and obligations created hereby.  Lukian and the Corporation hereby irrevocably attorn to the jurisdiction of the courts of the State of Nevada.

IN WITNESS WHEREOF the parties here have caused this Agreement to be executed.

SIGNED, SEALED AND DELIVERED	)
)
)

Brian Lukian

ENHANCE SKIN PRODUCTS INC.

Per: Donald Nicholson, President & CEO